Investor Presentation Delek US Holdings December 2014

Safe Harbor Provision 2 Delek US Holdings and Delek Logistics Partners, LP are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. This presentation may contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning our current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; losses from derivative instruments; management's ability to execute its strategy through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; and other risks contained in our filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward- looking statements.

Delek US Holdings Overview

Mid-Continent Integrated Downstream Energy Company – Crude Gathering to Retail Locations

Crude Logistics Flexibility

- **Pipeline Access:**
  - Midland (87,000 bpd in system)
  - Gulf Coast and Cushing
- **Gathered Barrels:**
  - Local barrels in Arkansas
  - East and West Texas
- **Rail Capability at El Dorado**
  - Up to 45,000 BPD of light crude[1] ;Ability to offload heavy Canadian crude
- **Synergies**
  - Refinery locations allow ability to optimize the system

Refining System Crude Slate (3Q14)

- Midland 65%
- Local Arkansas 16%
- Other Domestics 13%
- Rail 1%
- Gulf Coast 5%



Cushing
Oklahoma City
Little Rock
Memphis
Nashville
Knoxville
Brentwood
El Dorado
Fort Worth
Dallas
Abilene
Midland
San Angelo
Waco
Tyler
Shreveport
Monroe
Houston
Beaumont
Freeport
St. James
New Orleans
PERMIAN BASIN
EAGLE FORD BASIN
WOODFORD BASIN
Product Terminal (DKL)
Corporate Headquarters
Third-Party Pipeline (Crude)
Product Tank Farm (DKL)
Crude Tank Farm (DKL)
Enterprise Pipeline (Product)
Product Pipeline (DKL)
Crude Pipeline (DKL)
Delek US Refinery (DK)
Longview, TX

REFINING

- 140,000 BPD in total

El Dorado, AR	Tyler, TX
80,000 BPD	60,000 BPD
9.0 complexity	9.5 complexity

RETAIL

- 366 Stores
- Locations in 7 states
- TN, AL, GA, AR, KY, MS, VA

LOGISTICS (2)

- 9 Terminals
- Approx. 1,150 miles of pipelines
- 8.1 million bbls storage capacity

LONGVIEW CRUDE OIL HUB

- Strategic crude oil supply point that allows our refining system access to domestic inland and Gulf Coast feedstock

(1) Rail supplied light crude capability consists of 25,000 bpd of light crude or 12,000 bpd heavy crude offloading that is available at a company owned facility at the El Dorado refinery. In addition, 20,000 bpd light crude capability is currently available via a third party facility adjacent to the El Dorado refinery.

(2) Delek Logistics Partners, LP (NYSE:DKL) began operating on Nov. 7, 2012 and, from that date, 100% of its performance has been reported as a segment of Delek US. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Storage and pipeline amounts are based on total DKL assets.

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4 Integrated Business Model Flexible Crude Sourcing and Market Driven Production Enhance Performance Flexible Crude Oil Sourcing •Pipeline access to Midland; Gulf Coast; Cushing • Increasing Gathering – Texas and Arkansas •Access to Canadian crude Crude Logistics •Crude oil pipelines supporting refineries •600 mile gathering system in Arkansas •Rail access at El Dorado Refining •Currently 140,000 bpd crude throughput •Planning 15,000 bpd expansion at Tyler 1Q15 •Crude slate flexibility Product Logistics •9 light product terminals • Light product pipelines Retail Locations •366 locations • Synergies with logistics and refining

Refining Segment Operational Update

U.S. Refining Environment Trends

Refined Product Margins and WTI-Linked Feedstock Favor Delek US



Brent-WTI Cushing Spread Per Barrel (1)
WTI 5-3-2 Gulf Coast Crack Spread Per Barrel (2)
LLS 5-3-2 Gulf Coast Crack Spread Per Barrel (2)
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
WTI 5-3-2 Gulf Coast Crack Spread Per Barrel
$24.06 $25.88 $30.39 $27.20 $27.38 $20.19 $11.82 $12.87 $15.01 $17.10 $15.05 $8.42
Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14

(1) Source: Platts; 2014 data is as of December 3, 2014; quarterly averages shown.; 5-3-2 crack spread based on HSD
(2) Crack Spreads: (+/-) Contango/Backwardation

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($14.00) ($12.00) ($10.00) ($8.00) ($6.00) ($4.00) ($2.00) $0.00 WTI Midland vs. WTI Cushing Crude Pricing Access to Midland Crudes Benefits Margins ($ per barrel) 87,000 bpd of Midland crude in DK system 7 Source: Argus – as of December 3, 2014

Tyler Refinery Overview 8  Inland PADD III light product refinery located in East Texas  Planning underway for 1Q15 turnaround and expansion  Serves a niche market in the Tyler, TX area; priced above Gulf Coast markets  Currently 60,000 bpd, 9.5 complexity; demonstrated 64,000 bpd ability; increasing to 75,000 bpd in 1Q15  Products shipped across truck terminal at refinery  Crude Access:  Cost advantaged refinery primarily processing Midland sourced crude (88% in 3Q14)  52,000 bpd of Midland crude via pipeline increased from 35,000 bpd in 2Q13; replaced higher cost east Texas and other crudes Niche Refinery with Access to WTI Midland Based Crude Supply Total Production, bpd 54% 56% 54% 52% 54% 38% 37% 39% 40% 39% 8% 7% 7% 8% 7% 59,697 59,185 62,304 63,267 63,118 57,000 58,000 59,000 60,000 61,000 62,000 63,000 64,000 0% 20% 40% 60% 80% 100% 120% 2011 2012 2013 3Q13 3Q14 Gasoline Diesel Petro/Other 80% 81% 89% 94% 88% 17% 19% 12% 6% 12% 3% 56,028 56,426 58,327 60,585 59,981 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 0% 20% 40% 60% 80% 100% 120% 2011 2012 2013 3Q13 3Q14 Midland WTI East TX Midland WTS Crude Throughput and Source, bpd (1)

Improving Niche Market Position with a Crude Slate Weighted to WTI-Linked Crude El Dorado Refinery Overview 9  Inland PADD III refinery located in Southern Arkansas  80,000 bpd, 9.0 complexity (1Q14 configured to run light and medium sour crude)  Improved flexibility during 1Q14 turnaround; FCC reactor replaced; DHT expanded; Pre-flash tower project completed  Flexible crude sourcing  Associated gathering system positioned for Brown Dense development in Northern Louisiana and Southern Arkansas  Crude access:  35,000 bpd of Midland crude via pipeline increased from 10,000 bpd as of June 2013  Local Arkansas gathered crude supply  Rail offloading ability domestic and Canada  Pipeline access to Gulf Coast 42% 47% 49% 49% 49% 34% 38% 38% 39% 40% 19% 10% 11% 10% 9% 6% 5% 3% 2% 2% 79,443 71,372 71,642 73,193 84,547 60,000 65,000 70,000 75,000 80,000 85,000 90,000 0 0 0 1 1 1 1 2011 2012 2013 3Q13 3Q14 Gasoline Diesel Asphalt Petro/Other Total Production, bpd 33% 79% 86% 88% 90% 56% 17% 3% 6% 9% 11% 3% 1% 1% 10% 6% 1% 73,796 65,375 65,887 66,920 80,266 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 0% 20% 40% 60% 80% 100% 120% 2011 2012 2013 3Q13 3Q14 Inland/Local Gulf Coast Foreign Canada Crude Throughput and Source, bpd

Significant Organic Growth / Margin Enhancement Opportunities

Higher return capital projects at El Dorado and Tyler improving flexibility and providing growth

Planning Underway for Tyler 1Q2015 Turnaround and Expansion

	SCOPE	COST	TIMING
Expansion Project	▪ Increase crude throughput capacity to 75,000 bpd from nameplate of 60,000 bpd	$70.0 million	1Q15 Turnaround
FCC Reactor Revamp	▪ Replace FCC Reactor and Catalyst Stripper with state-of-the-art technology to increase unit conversion; FCC Reactor has been purchased and is in storage	$12.3 million	1Q15 Turnaround
Expected Result of Projects	▪ Improved efficiencies		

El Dorado Flexibility Enhanced during Jan./Feb. 2014 Turnaround

	SCOPE	COST	TIMING
DHT Revamp – Phases I & II	▪ Increase ULSD production from 30,000 bpd to 35,000 bpd; (Phase 1 increased to 33,000 bpd)	$2.4 million	Completed
Crude Pre-flash Tower/Gasoline Hydrotreater	▪ Debottleneck crude pre-flash tower to increase ability to process lighter crudes	$19.7 million	Completed
FCC Reactor Revamp	▪ Replaced FCC Reactor and Catalyst Stripper with state-of-the-art technology to increase unit conversion	$17.9 million	Completed
Result of Projects	▪ Added flexibility to run 80,000 bpd of crude using light or medium sour depending on economics		

Delek US

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Tyler Refinery Expansion Overview 11 Production Increase  10,000 bpd crude throughput increase  Light product throughput increased by 9,300 bpd  Estimated cost $70 million  Expected completion in 1Q15 Crude Supply  Ability to source incremental crude from Cushing into Longview.  Additional option identified to access 10,000 bpd of Midland crude expected to be in place by early 2015 Product Marketing  Ability to supply surrounding regions through third party terminals. Project Economics  Expected annual EBITDA of $40 million

Tyler Refinery Expansion – Production Increase  Increase nameplate capacity to 75,000 bpd – Crude Distillation, DHT, NHT units expanded – March 2015 estimated completion 12 62.5 7.0 25.0 22.0 75.0 7.0 36.0 28.0 Crude Coker DHT NHT Capacity Improvements, 000 bpd Current Capacity Expansion Capacity  Incremental 10,000 bpd of crude throughput capacity  Incremental product yield +10,100 bpd

Tyler Refinery Expansion – Crude Supply/Product Marketing Product Marketing:  Incremental 9,300 bpd of light products  Flexibility to supply: – Immediate Tyler area – Other local terminals; Mt. Pleasant recently acquired by DKL – DKL terminals in west Texas 13 Crude Supply:  Incremental 10,000 bpd of crude supply  Flexibility to source: – Midland or Cushing barrels starting January 2015

Tyler Refinery Expansion Economics  Incremental 10,000 bpd of crude throughput capacity – Estimated capital cost approximately $70 million; approx. $34 million spent YTD 3Q2014 – March 2015 estimated completion – Primary work done during 1Q15 scheduled turnaround  Expected product yield +10.1 kbpd – Gasoline +5.0 kbpd – Diesel/Jet +4.3 kbpd – Other +0.8 kbpd  Estimated return – Approximately $40 million annual EBITDA – Assumed Economics: • $16.00 Gulf Coast WTI ULSD 5-3-2 crack spread; $80/bbl WTI- Cushing; $0 CMA • Midland sourced crude at $4.00 below Cushing • $1.00/bbl change in crack spread = $3.5m in EBITDA 14 34.9k 39.9k 28.6k 32.9k 2.5k 2.6k 4.1k 4.9k 0 10 20 30 40 50 60 70 80 Pre-Expansion Post-Expansion Gasoline Diesel/Jet LPG Other 70.2k 80.3k 52k 52k 10.5k 10.5k 10.0k 0 20 40 60 80 Pre-Expansion Post-Expansion WTI-Cushing or Midland East Texas Midland Crude Slate 62.5k 72.5k Product Slate

Logistics Operational Update

Strategic Partner in Delek Logistics Partners, LP (NYSE: DKL) 16 Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Please see the public filings of DKL for additional information and risks associated with DKL. Note: Storage and pipeline amounts based on the pipeline and transportation segment and wholesale marketing and terminalling segment.  ~550 miles of crude/product transportation pipelines, includes the 195 mile crude oil pipeline from Longview to Nederland, TX  ~ 600 mile crude oil gathering system in AR Pipelines Assets  Storage facilities with 8.1 million barrels of active shell capacity Storage Assets  Wholesale and marketing business in Texas  9 light product terminals: TX, TN,AR Wholesale/ Terminal Assets Growing logistics assets support crude sourcing and product marketing

17 DKL’s stated growth strategy targets annual distribution increase of 15% in coming years DKL: Growth Strategy (1) 1) Information provided in Delek Logistics Partners, LP (NYSE: DKL) investor presentation available at www.deleklogistics.com. 3Q2014 EBITDA based on pro forma LTM information. Annualized EBITDA based on DKL’s internal targeted expectations. Growth strategy based on DKL’s potential plans for future growth as discussed during the second quarter 2014 conference call. Actual outcome based on market conditions, operating rates, tariffs and successful implementation of business strategy by DKL in future periods. Please see public filings with the Security and Exchange Commission for additional information and risks associated with DKL.  Target Annualized EBITDA Entering 2016 EBITDA GROWTH STRATEGY EXPECTED BENEFIT (1) TIMING $150 million 4Q 2015 Pro forma LTM EBITDA $89.6 million Annualized 3Q14 EBITDA $84.8 million Estimated based on 3Q14  Current EBITDA Performance $25 to $35 million annualized 1Q 2015  Identified Incremental EBITDA *Delek Logistics Partners, LP (NYSE: DKL) estimated ranges; actual results subject to market conditions, operating performance and tariff rates.

DKL: Potential EBITDA Growth (1)

- **Visible Pathways for Growth Provide Potential for Continued EBTIDA Increase in Coming Quarters**
- **Second quarter 2014 goal for $25 million to $35 million incremental annualized EBITDA in place 1Q2015 is on track. Expected capital requirement of $80 million to $85 million to achieve growth.**

EBITDA, $ in millions *

Benefits from higher volume supporting El Dorado and FERC increase in place; more growth expected



+3rd Party Acquisitions
+ Potential Paline contracting
approx. $2.5
$3 to $4
$1 to $2
$5 to $10
$89.6
$1 per barrel change equates to approximately $10.9 mm annually
Pro Forma LTM 3Q 2014 (1)
Potential from Identified Drop Downs (2)
Potential from Increased Light Crude Capability at El Dorado (3)
Potential increase from Tyler Expansion (4)
Annual Tariff Increase - 2014 FERC/Inflation adj
Potential Paline repricing (5)
3rd Party Acquisitions

*Delek Logistics Partners, LP (NYSE: DKL) estimated ranges; actual results subject to market conditions, operating performance and tariff rates.

(1) Information provided in Delek Logistics Partners, LP (NYSE: DKL) investor presentation available at www.deleklogistics.com. 3Q2014 EBITDA based on pro forma LTM information provided in that presentation. Pro forma 3Q2014 includes amounts for drop down contribution based on daily EBITDA expected multiplied by days when the drop down assets were not included in operations of DKL according to purchase dates. Pro forma LTM 3Q2014 includes 132 days for El Dorado assets.

(2) Additional drop down range based on previous guidance.

(3) 2 quarters of potential contribution from increased throughput due to light crude capability at El Dorado increasing by 10,000 bpd and tariff rates on the Lion Pipeline System. 3Q14 benefited from light capability.

(4) Annual benefit from Delek US' announced expansion at its Tyler refinery that they expect to be completed in 1Q15. Based on 10,000 barrel per day throughput.

(5) Actual outcome based on market conditions, operating rates, tariffs and successful implementation of business strategy by DKL in future periods. Please see public filings with the Security and Exchange Commission for additional information and risks associated with DKL.

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DKL: Increased Distribution with Conservative Coverage 19 (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period as presented by Delek Logistics Partners’ slide presentation at www. Deleklogistics.com (3) Based on distribution declared on October 24 and payable on November 14, 2014. Distribution has been increased seven consecutive times since the IPO $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 - 0.100 0.200 0.300 0.400 0.500 Nov. 2012 IPO MQD (1) 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 (3) Quarterly Distribution Growth to Date 1.39x 1.32x 1.38x 1.30x 1.61x 2.02x 1.42x 0.50x 0.70x 0.90x 1.10x 1.30x 1.50x 1.70x 1.90x 2.10x 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 (3) Avg. 1.35x in 2013 Distributable Cash Flow Coverage Ratio (2)

20 Marginal Percentage Interest in Distributions Sensitivity of Incentive Distribution Rights Payments Based on Quarterly Distribution to Limited Partners (2) Delek Logistics GP Incentive Distribution Rights Total Quarterly Distribution Per Unit Target Amount Unitholders General Partner Minimum Quarterly Distribution below $0.37500 98.0% 2.0% First Target Distribution $0.37500 to $0.43125 98.0% 2.0% Second Target Distribution $0.43125 to $0.46875 85.0% 15.0% Third Target Distribution $0.46875 to $0.56250 75.0% 25.0% Thereafter above $0.56250 50.0% 50.0%  Current Distribution $0.490 for 3Q 2014  Delek US Ownership (1): LP Units: 14,798,516 GP Units: 493,533 (1) Includes subordinated units. (2) Based on no change in units and assumes all units are paid distribution. Delek US and affiliates own 60% of limited partner units and the 100% of the general partner units. Information for illustrative purposes only, actual amounts will be determined by Delek Logistics based on future performance. (3) Annual amounts may not foot due to rounding in the quarterly distribution amounts.. Potential Annualized Distribution (LP and GP) to Delek US based on Quarterly Distribution Sensitivity (2) (3) $11.8 $12.3 $12.8 $13.3 $13.8 $14.2 $14.8 $15.2 $0.2 $0.3 $0.3 $0.3 $0.3 $0.3 $0.3 $0.3 $0.3 $0.5 $0.6 $0.8 $1.0 $1.5 $2.0 $2.5 $9.0 $11.0 $13.0 $15.0 $17.0 $19.0 Q3 2014 49.0 cents +2 cents + 4 cents + 6 cents + 8 cents + 10 cents + 12 cents + 14 cents 63.0 cents Di stri b u ti o n ($ in m ill io n s) Limited Partner Units GP - Base Distribution GP - IDR $28.4 $29.6 $30.8 $31.9 $33.0 $34.2 $35.4 $36.6 $2.2 $2.8 $3.5 $4.1 $5.2 $7.1 $9.1 $11.0 $15.0 $25.0 $35.0 $45.0 $1.96/yr +8 cents +16 cents +24 cents +32 cents +40 cents +48 cents +56 cents $2.52/yr Di stri b u ti o n ($ i n mi llio n s) LP distribution GP distribution

Retail Operational Update

990 1,039 1,082 1,112 279 319 2010 2011 2012 2013 3Q13 3Q14 $897 $951 $1,011 $1,037 $279 $294 2010 2011 2012 2013 3Q13 3Q14 Retail Locations Create Synergies for Product Marketing 22 Expanding Market Footprint in Markets Capable of Being Supplied by El Dorado Fuel Gallons Sold Per Store (000’s) Merchandise Sales Per Store ($000’s) Tennessee 198 locations Virginia 8 locations Kentucky and Mississippi 8 locations Arkansas 13 locations Tyler Georgia 48 locations El Dorado Red border indicates region for future growth Alabama 91 locations  Markets gasoline, diesel and merchandise through a network of retail fuel and convenience stores throughout the southeastern U.S.  Operates 366 stores throughout seven states  Ability to supply fuel gallons to stores from refining and product logistics at Delek US  Currently undergoing multi-year store enhancement initiative  59% of stores re-imaged or newly constructed  Targeting 10-12 large-format stores annually

Focused on Organic Growth 23  Large Format Stores are focal point  Approximately 4,800 square feet  Offer customers wider product selection  Prepared food service offering increases traffic  Avg. 3+ million gallons and $2+m inside sales once market penetrated  3 year growth trajectory for market penetration  63 large format stores in portfolio as of 3Q14  11 stores targeted for 2014  Current store mix of reimage, truck stops, new builds New Builds Reimages Truck Stops

Financial Update

Financial Highlights $164 $151 $130 $445 $659 $448 $547 2008 2009 2010 2011 2012 2013 LTM Sep. 2014  At September 30, 2014  Cash of $497.7 million; Debt of $594.2 million  Includes $230.0 million of debt and $0.7 million of cash at Delek Logistics (DKL)  Excluding DKL, Delek US’ net cash position was approximately $132.8 million  Capital allocation focused on capital program, acquisitions and cash returned to shareholders  $100 million share repurchase plan authorized in 2014; $42 million completed YTD 9/30/14  Special and regular dividend increased since 2012; $44 million paid YTD 9/30/14  Investing in operations for long term growth; $193 million of capital expenditures YTD 9/30/14 Cash Balance ($MM) Solid Financial Performance & Delivering Value to Shareholders 25 (1) Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization. (2) Delek US assumed operational control of the El Dorado refinery and related assets through the acquisition of a majority equity interest in Lion Oil on April 29, 2011. . $68 $49 $226 $602 $400 $498 2009 2010 2011 2012 2013 Sep. 2014 Dividends Declared ($ / share) Historical Contribution Margin ($MM) (1)(2) $0.15 $0.15 $0.15 $0.21 $0.40 $0.40 $0.45 $0.18 $0.39 $0.55 $0.30 $0.30 $0.15 $0.15 $0.33 $0.60 $0.95 $0.70 $0.75 2009 2010 2011 2012 2013 3Q13 YTD 3Q14 YTDRegular Special $37 $0 $8 $34 $42 0 5 10 15 20 25 30 35 40 45 2013 1Q14 2Q14 3Q14 YTD 2014 Share Repurchases ($MM)

Going Forward

Growing and Improving Asset Base Across all Segments (1)

Retail Increasing Large Format Store Count



53
63
+10-12
2013
3Q2014
2015 Target

Increasing Light Crude Throughput Ability in Refining

(in 000 bpd)



66
80
80
2013
3Q14
2015 Target
El Dorado
58
60
75
2013
3Q14
2015 Target
Tyler
+25%
124
140
155
2013
3Q14
2015 Target
Total

Growing Logistics EBITDA (2)

($ millions)



$64
$90
+ $25-$35
$150
2013
LTM 3Q14
Annualized 1Q15 Incremental Target
Annualized 2015 Exit Rate Target

Refining has Increased Access to Midland Crude (3)

(in 000 bpd)



45
87
97
2013
3Q2014
2015 Target

(1) Actual outcome based on market conditions, operating rates, tariffs and successful implementation of business strategy by DK and DKL in future periods. Please see public filings with the Security and Exchange Commission for additional information and risks associated with DK and DKL.

(2) Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Please see the public filings of DKL for additional information and risks associated with DKL.

(3) Represents amount in place at beginning of period. Access to Midland crude increased during 2013.

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28 Large, Complementary Logistics, Marketing and Retail Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Shareholder Returns Strong Balance Sheet Strategically Positioned Refining Platform Questions and Answers

Appendix Additional Data

($0.14) ($0.28) ($2.32) ($3.50) ($8.31) ($6.60) ($10.23) ($12.72) ($8.61) ($6.67) ($2.11) ($0.50) 2Q13 3Q13 4Q13 1Q14 2Q14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 $94.14 $105.94 $97.55 $98.60 $103.07 $102.48 $96.21 $93.09 $84.47 $76.40 $67.75 2Q13 3Q13 4Q13 1Q14 2Q14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 $19.83 $12.30 $13.11 $15.01 $17.09 $13.45 $16.27 $15.43 $9.84 $7.51 $2.87 2Q13 3Q13 4Q13 1Q14 2Q14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Market Fundamentals(1) 30  Crude price has been declining (1) Source: Platts and Argus; 2014 data is through December 3, 2014. 5-3-2 crack spread based on HSD. ($ per barrel) ($ per barrel) ($ per barrel) WTI 5-3-2 Gulf Coast Crack Widening Discount WTI Midland vs. WTI Cushing WTI Cushing Prices Market Highlights Differential set in month prior to crude purchases. October trading sets November crude differential.

Delek US Focused on Building an Integrated Business Model 31 A core part of Delek US' strategy is to grow via prudent strategic transactions since 2001 (1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries. (2) Mt. Pleasant includes $1.1 million of inventory. 2006 Abilene & San Angelo terminals $55.1 mm 2012 Nettleton Pipeline $12.3 mm 2011 Paline Pipeline $50 mm Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm 2005 to 2007 2011 to 2012 2013 to Current Crude Gathering 2013 Biodiesel Facility $5.3 mm 2011 Lion refinery & related pipeline & terminals $228.7 mm(1) 2005 Tyler refinery & related assets $68.1 mm(1) 2011 - 2014 Building new large format convenience stores 2013 Tyler-Big Sandy Pipeline $5.7 mm 2014 Biodiesel Facility $11.1 mm Logistics Segment Retail Segment Refinery Segment Crude Logistics Refining Product Logistics Retail 2012 Big Sandy terminal & pipeline $11.0 mm 2013 North Little Rock Product Terminal $5.0 mm 2011 SALA Gathering Lion Oil acquisition Asset In te gr at io n Increased Gathering East and West Texas 2014 Mt. Pleasant System $11.1 mm (2)

$42.3 $36.0 $65.9 $144.3 $217.8 $0.9 $10.5 $5.1 $9.9 $14.4 $36.5 $29.1 $37.9 $28.8 $0.1 $7.6 $26.5 $35.0 $21.2 2010A 2011A 2012A 2013A 2014E Refining Logistics (Marketing) Retail Other Historical and Projected Capital Spending 32 $56.8mm $81.0mm $132.0mm $222.3mm Source: Company filings. $277.7mm

Non-GAAP Reconciliation 33 Source: Company filings. Note: 2013 Contribution Margin adjusted to reflect $8 million of trucking expenses moving from general & administrative expenses to cost of goods sold based on 2014 financial statement format. ($ in millions) 2012 2013 YTD 9/30/14 Net cash provided by operating activities $462.9 $97.7 $223.9 Purchase of property, plant and equipment 132.0 222.3 204.2 Free cash flow $330.9 ($124.6) $19.7 Year Ended 12/31 Delek US Free Cash Flow Reconciliation ($ in millions) 2008 2009 2010 2011 2012 2013 LTM 9/2014 Net sales $4,723.7 $2,666.7 $3,755.6 $7,198.2 $8,726.7 $8,706.8 $8,500.3 Cost of goods sold 4,308.1 2,394.1 3,412.9 6,429.9 7,704.4 7,880.1 7,556.3 Operating expenses 240.8 219.0 229.5 320.9 363.3 386.7 397.2 Impairment of goodwill 11.2 7.0 0.0 2.2 0.0 0.0 0.0 Insurance proceeds - business interruption 0.0 (64.1) (12.8) 0.0 0.0 0.0 0.0 Property damage proceeds, net 0.0 (40.3) (4.0) 0.0 0.0 0.0 0.0 Contribution margin $163.6 $151.0 $130.0 $445.2 $659.0 $440.0 $546.8 Year Ended 12/31 Delek US Contribution Margin Reconciliation

Investor Relations Contact: Assi Ginzburg Keith Johnson Chief Financial Officer Vice President of Investor Relations 615-435-1452 615-435-1366